UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: October 31, 2005
Date of earliest event reported: October 25, 2005
FULTON FINANCIAL CORPORATION
(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389

(State or other jurisdiction of incorporation)	Commission File No.	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 291-2411

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On October 25, 2005, Fulton Financial Corporation announced that it intends to offer up to $150 million of trust preferred securities pursuant to a shelf registration statement to be filed under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 25, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION
Date: October 31, 2005	By:	/s/ Charles J. Nugent
		Name:	Charles J. Nugent
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Page Number
in Manually
Number	Title	Signed Original
99.1	Press Release, dated October 25, 2005

4